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                                                                  EXHIBIT 1.4



                      VODAFONE GROUP PUBLIC LIMITED COMPANY

                   Ordinary Shares, par value $0.10 per share
          in the form of ordinary shares or American Depositary Shares
                             -----------------------

                         FORM OF UNDERWRITING AGREEMENT



TO THE REPRESENTATIVES NAMED FROM TIME
   TO TIME IN THE APPLICABLE PRICING
      AGREEMENT HEREINAFTER DESCRIBED.


Ladies and Gentlemen:

         From time to time Vodafone Group Public Limited Company, a public limited company incorporated in England and Wales (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) or to subscribers procured by such Underwriters certain of its ordinary shares, par value $0.10 per share (the "Shares") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Shares").

         Unless otherwise provided in the Pricing Agreement, it is understood that the Company will at the request of the Representatives deliver the requested number of Firm Shares to the Depositary (as defined herein) on behalf of the Underwriters for the issuance of American Depositary Shares ("ADSs") represented by American Depositary Receipts ("ADRs"), each ADS representing the right to receive ten Shares. The ADSs will be issued by the Depositary in accordance with the Deposit Agreement dated as of October 12, 1988, as amended and restated as of September 29, 1999, among the Company, AirTouch Communications Inc., The Bank of New York, as depositary (the "Depositary"), and all owners and beneficial owners from time to time of ADRs issued thereunder and evidencing ADSs.

         If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase or procure subscribers for at their election an additional number of shares, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase or procure subscribers for pursuant to Section 3 hereof are herein collectively called the "Designated Shares".

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         The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

         In addition, the Pricing Agreement may contain, if appropriate, the terms and conditions upon which the Designated Shares are to be offered or sold outside the United States and any provisions relating thereto.

     1. Particular sales of Designated Shares may be made from time to time by the Company to the Underwriters of such Shares or to subscribers procured by the Underwriters, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representative(s). This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase (or procure the purchase of) any of the Shares except as set forth in a Pricing Agreement, it being understood that the obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase (or procure the purchase of) any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm and Optional Shares, if any, or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter or for which such Underwriter is to procure subscribers, the underwriting discount and/or commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Company meets the requirements for the use of Form F-3 and a registration statement on Form F-3 (File No. 333-____), including a prospectus, relating to the Shares has been filed with the Securities and Exchange Commission (the "Commission") in accordance with applicable regulations of the Commission under the Securities Act of 1933 (the "Act"); and has been declared effective under the Act. Such registration statement, as amended to the date of this Agreement, is hereinafter referred to as the "Registration Statement," and such prospectus as proposed to be supplemented



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     by a prospectus supplement (the "Prospectus Supplement") relating to the
     Designated Shares to be filed pursuant to Rule 424 under the Act is hereinafter referred to as the "Prospectus". Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date and time of this Agreement, and incorporated by reference in the Prospectus pursuant to the applicable form, excluding any documents or portions of such documents which are deemed under the rules and regulations of the Commission under the Act not to be incorporated by reference; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act deemed to be incorporated therein by reference after the date of this Agreement. For purposes of this Agreement, "Effective Time" with respect to the Registration Statement means (A) if the Company has not advised the Representatives that it proposes to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(b) or 462(c) under the Act, or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" with respect to the Registration Statement means the date of the Effective Time thereof;

          (b) No stop order suspending the effectiveness of the Registration Statement (as amended or supplemented) has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened;

          (c) At the Effective Time, the Registration Statement and the Prospectus conformed, and any amendments thereof and supplements thereto relating to the Designated Shares will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied when so filed as to form with the Exchange Act and the rules and regulations of the Commission thereunder; and neither the Registration Statement on the Effective Date nor the Prospectus as of the date thereof and (as amended or supplemented) as of the Time of Delivery of the Designated Shares included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the case of the Registration Statement, not misleading, or in the case of the Prospectus, in light of the circumstances in which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all



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     material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representations as to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter of Designated Shares by the Representatives expressly for use in connection with the preparation of such documents;

          (d) A registration statement on Form F-6 (File No. 333-10908) in respect of the ADSs has been filed with the Commission; such registration statement has been declared effective by the Commission; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the applicable regulations of the Commission thereunder and do not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (e) The Shares have been duly and validly authorized, and, when the Firm Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares and, in the case of any Optional Shares, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Shares, such Designated Shares will be duly and validly issued and fully paid and not subject to any further calls or contribution; all of the Shares have or will be duly listed and admitted for trading on the London Stock Exchange and the Frankfurt Stock Exchange; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Designated Shares or ADSs; the Shares may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing the ADSs; the Shares conform to the description thereof contained in the Registration Statement and Prospectus and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares; and the ADSs conform to the description thereof contained in the Registration Statement and Prospectus;

          (f) The Company has been duly incorporated and is validly existing as a public limited company in good standing under the laws of England and Wales, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, as amended or supplemented;

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          (g) The Company has an authorized capitalization as set forth in the
     Prospectus, as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Shares contained in the Prospectus, as amended or supplemented; and

          (h) All material consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities having jurisdiction over the Company or any of its subsidiaries required for the issue and sale of the Designated Shares, the deposit of Shares, and the issuance of ADSs in respect thereof and for the execution and delivery by the Company of the applicable Pricing Agreement and the Deposit Agreement to be duly and validly authorized, have been obtained or made and are in full force and effect.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in such Pricing Agreement and the Prospectus as amended or supplemented.

     The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (the "Overallotment Option"), exercisable once, to purchase or to procure subscribers for, at their election up to the number of Optional Shares set forth in such Pricing Agreement, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within 30 days from the date of such Pricing Agreement or such other period as may be specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter (or subscribers procured by that Underwriter), as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares, shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter (or subscribers procured by that Underwriter) under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters (or subscribers procured by the Underwriters) pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate


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number of Optional Shares which the Underwriters elect to purchase or procure subscribers therefor.

     Unless the Pricing Supplement provides otherwise, with respect to all or any portion of the Shares subscribed for and sold under any Pricing Agreement, the Representatives may elect to have ADSs delivered by the Company through the Depositary, in lieu of, and in satisfaction of, the Company's obligation to sell to the Underwriters and the Underwriters' obligations to subscribe for such Shares under the Pricing Agreement. Not later than two business days prior to the Time of Delivery (as defined herein), the Representatives, on behalf of the Underwriters, will notify the Company of the portion of the Shares to be delivered in the form of ADSs.

     4. The Firm Shares and the Optional Shares to be purchased by each Underwriter (or by subscribers procured by that Underwriter) pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of the Representatives on their own behalf and on behalf of subscribers procured by them or, upon the request of the Representatives, to the Depositary against delivery of ADSs, against payment by the Representatives or on their behalf of the purchase price therefor by wire transfer of same day funds in pounds sterling to the account specified by the Company at least forty-eight hours in advance as specified in such Pricing Agreement (or in such other manner as specified in that Pricing Agreement), (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase or procure subscribers for such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

     The Company shall issue the Firm Shares and the Optional Shares to be purchased by each Underwriter (or by subscribers procured by that Underwriter) pursuant to the Pricing Agreement relating thereto in either certificated form or, subject to the rules of the CREST System ("CREST") operated by CRESTCo Limited ("CRESTCo") and the Uncertificated Securities Regulations 1995, uncertificated form at the election of the Representatives.

     If the Representatives elect to receive all or part of such Shares in certificated form the Company will cause the certificates representing the Shares to be sold by it to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery with respect thereto at the address specified by the Representatives.

     If the Representatives elect to receive all or part of such Shares in uncertificated form, the Company will, in accordance with and subject to the rules of CREST and the



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Uncertificated Securities Regulations 1995, procure (so far as it is able) that
CRESTCo credits such Shares on the relevant Time of Delivery to the CREST account(s) specified by the Representatives to the Company at least forty-eight hours prior to such Time of Delivery.

     5. The Company agrees with each of the Underwriters of any Designated
Shares:

          (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Shares in a form approved by the Representatives, which approval shall not be unreasonably withheld, and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Shares and prior to any Time of Delivery for such Designated Shares which shall be reasonably disapproved by the Representatives for such Designated Shares promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Designated Shares and furnish the Representatives with copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Shares, of the suspension of the qualification of such Designated Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of the distribution of the Designated Shares therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Shares, provided that in connection therewith the Company shall not be (i) required to qualify as a foreign corporation or to file a general



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     consent to service of process in any jurisdiction or (ii) obligated to pay or reimburse the Underwriters for expenses (including fees and disbursements of counsel and any related value added tax for the Underwriters) to the extent that such payment or reimbursement, together with prior payments or reimbursements, exceed, in the aggregate, $10,000 in connection with the offering and sale of Designated Shares under state securities laws pursuant to this Agreement.

          (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required under the Act at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided, however, that in case any Underwriter is required under the Act to deliver a Prospectus in connection with the offering or sale of Designated Shares at any time more than 30 days after the date of the related Pricing Agreement, the cost of such preparation and furnishing of such amended or supplemented Prospectus shall be borne by the Underwriters of such Designated Shares;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During any period specified in the Pricing Agreement for such Designated Shares beginning from the date of the Pricing Agreement and continuing until the end of such specified period (the "Lock-Up Period"), unless otherwise provided in the Pricing Agreement, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any stock or other securities of the Company that are substantially similar to the Designated Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, stock or any such substantially similar securities (except pursuant to employee stock plans, pursuant to convertible or exchangeable securities outstanding as of the date of the Pricing Agreement, or



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     other existing rights of others to acquire such stock or substantially similar securities from the Company, or in connection with mergers, consolidations, acquisitions or other business combinations in which the Company may be involved) without the prior written consent of the Representatives, which consent shall not be unreasonably withheld;

          (f) To use its best efforts to (i) list such Designated Shares, subject to notice of issuance and prior to the Time of Delivery thereof, on the New York Stock Exchange and (ii) ensure that such Designated Shares are admitted to the Official List of the U.K. Listing Authority and admitted to trading on the London Stock Exchange; and

          (g) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) subject to Section 5(b)(ii) of this Agreement, all expenses in connection with the qualification of the Shares for offering and sale under state securities laws, if required, including the reasonable fees and disbursements of counsel for the Underwriters and any related value added tax in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing certificates for the Shares and/or ADSs; (vi) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (vii) the reasonable fees and expenses of the Depositary and the reasonable fees and disbursements of counsel for the Depositary in connection with the ADSs; (viii) all U.K. stamp duty or other issuance or transfer taxes (if any) arising as a result of the issuance, sale and delivery of the Shares by the Company (including in the form of ADSs) to the initial purchasers thereof in the manner contemplated under this Agreement and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in the applicable Pricing Agreement, this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stamp duty or other transfer taxes on resale or

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transfer of any of the Shares or ADSs by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares, true and correct in all material respects, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) U.S. Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Shares, with respect to the Pricing Agreement, the Designated Shares, the Deposit Agreement, the Underwriting Agreement, the Prospectus and the Registration Statement (as amended or supplemented at the Time of Delivery for such Designated Securities) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters;

          (c) U.S. Counsel for the Company shall have furnished to the Representatives its written opinion, dated each Time of Delivery for such Designated Shares, substantially similar in form and substance to Schedule 7(c)(i) attached hereto and a letter, dated each Time of Delivery for such Designated Shares, substantially similar in form and substance to Schedule 7(c)(ii) attached hereto;

          (d) English Counsel for the Company shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Shares, substantially similar in form and substance to Schedule 7(d) attached hereto;

          (e) The Group General Counsel and Company Secretary (or any other person reasonably agreed by the Representatives in the applicable Pricing

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     Agreement) shall have furnished you his or her written opinion, dated each
     Time of Delivery for such Designated Shares, substantially similar in form and substance to Schedule 7(e) attached hereto;

          (f) On the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, each firm of independent accountants that has certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives and the directors of the Company a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated the respective Time of Delivery, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (g) Except as contemplated in the Prospectus, as amended or supplemented, since the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries considered as a whole which the Representatives conclude, in their judgment, after consultation with the Company, materially impairs the investment quality of the Designated Shares so as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares as contemplated by the Prospectus, as amended or supplemented;

          (h) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the London Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange or on the London Stock Exchange; (iii) a general moratorium on commercial banking activities in New York City or London declared by relevant authorities; or (iv) a change or development involving a prospective change in taxation in the United Kingdom affecting the transfer of the Shares or the imposition of exchange controls by the United States or the United Kingdom; (v) a material outbreak or escalation of hostilities involving the United States or the United Kingdom or the declaration by the United States or the United Kingdom of a national emergency or war; or (vi) any change in the existing financial, political or economic conditions in the United States, United Kingdom or elsewhere, where the effect of any such event specified in paragraphs (i) through (vi) above is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or Optional Shares, if any, being delivered at the respective Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Shares, provided that the Representatives shall have consulted with the Company to the extent practicable prior to exercising their rights under this paragraph (h);

          (i) The Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange and shall have been admitted to the Official List of the UK Listing Authority and admitted to trading on the London Stock Exchange;

          (j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Shares; and

          (k) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and
     (g) of this Section.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented, in each case relating to the Designated Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented, in each case relating to the Designated Shares, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to the Prospectus as amended or supplemented to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold the applicable Designated Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding any documents incorporated by reference therein) or a copy of the Prospectus as then amended or supplemented (excluding any documents incorporated by reference therein) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter in accordance with Section 5(c).

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company, each of its directors, officers, employees and agents, and each person who controls the Company within the meaning of either the Act or the Exchange Act may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented, in each case relating to the Designated Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented, in each case relating to the Designated Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company, each of its directors, officers, employees and agents, and each person who controls the Company within the meaning of either the Act or the Exchange Act in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnified party in writing of the commencement thereof; but the omission so to notify the indemnified party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall, so far as permitted by any insurance policy of the indemnifying party and subject to the indemnifying party agreeing to indemnify the indemnified party against all judgments and other liabilities resulting from such action, be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel, to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party, in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the representatives representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). An indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment with respect to, any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations (including, without limitation, any failure by a party, promptly after its receipt of notice of the commencement of any action in respect of which contribution may be sought under this subsection (d), to notify the other party in writing of the commencement of such action). The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters, in each case as set forth on the cover page of the Prospectus, as amended or supplemented. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee and agent of the Company and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase or procure subscribers for under the Pricing Agreement relating to such Designated Shares at the respective Times of Delivery, the Representatives may in their discretion, after giving notice to and consulting with the Company, arrange for themselves or another party or other parties to purchase or procure subscribers for such Designated Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of or procure subscribers for such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase or procure subscribers for such Designated Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of or procure subscribers for such Designated Shares, or the Company notifies the Representatives that it has so arranged for the purchase of or procure subscribers for such Designated Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

          (b) If, after giving effect to any arrangements for the purchase of or the procurement of subscribers for the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase or procure subscribers for the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase or procure subscribers for under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of or procure subscribers for the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase or procure subscribers for Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all reasonable out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Company Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. The Company irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and
(iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed CT Corporation System, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

     15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     16. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     17. EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PRICING AGREEMENT, THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                                                        ANNEX I

                            FORM OF PRICING AGREEMENT



[Names of (Co-)Representative(s)]
  As Representative(s) of the
     several Underwriters named
        in Schedule I hereto.
     [Address]

                                                                        [Date]


Ladies and Gentlemen:

     Vodafone Group Public Limited Company, a public limited company incorporated in England and Wales (the "Company"), proposes, subject to the terms and conditions stated herein and in the form of Underwriting Agreement, a copy of which is attached hereto an Annex I (the "Underwriting Agreement"), by the Company to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") or to subscribers procured by such Underwriters the Shares specified in Schedule II hereto (the "Designated Shares" ) [consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase] [in the form of Shares or ADSs represented by ADRs]. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, [(a)] the Company agrees to issue and sell to each of the Underwriters or to subscribers procured by such Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, or to procure subscribers to purchase, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of [Firm] Shares set forth opposite the name of such Underwriter in Schedule I hereto [and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase, or to procure subscribers to purchase, Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters (or subscribers procured by the Underwriters), and each of the Underwriters agrees, severally and not jointly, to purchase or procure subscribers to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto, that portion of the number of Optional Shares as to which such election shall have been exercised], provided that to the extent the Underwriters are unable to procure subscribers or such subscribers do not purchase the Designated Shares, the Underwriters shall purchase the Designated Shares.

     [The Company hereby grants to each of the Underwriters the right to purchase or procure subscribers to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased or procure subscribers to purchase and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.]

     If the foregoing is in accordance with your understanding, please sign and return to us ______ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request.

                                          Very truly yours,

                                          VODAFONE GROUP PUBLIC LIMITED COMPANY



                                          By:
                                               --------------------------------
                                               Name:
                                               Title:

Accepted as of the date hereof:
[Insert name(s) of Representatives(s)]

By:
      -----------------------------------
      Name:
      Title:



[On behalf of each of the Underwriters]

                                   SCHEDULE I


                                                                 [MAXIMUM NUMBER
                                                                  OF OPTIONAL
                                           NUMBER OF              SHARES WHICH
                                         [FIRM] SHARES               MAY BE
UNDERWRITER                             TO BE PURCHASED            PURCHASED]
-----------                             ---------------         ----------------
[Insert name(s) of (Co-)Representative(s)]

[Insert names of other Underwriters, if any]

        Total



                                   SCHEDULE II


TITLE OF DESIGNATED SHARES: Ordinary Shares, par value $0.10 per share, of Vodafone Group Public Limited Company

NUMBER OF DESIGNATED SHARES:

      [Number of Firm Shares:]

      [Maximum Number of Optional Shares:]

OVERALLOTMENT OPTION:

INITIAL OFFERING PRICE TO PUBLIC:

      [Pound Sterling........ per Share] [$.        per ADS] [Formula]

PURCHASE PRICE TO THE UNDERWRITERS:

      [Pound Sterling........ per Share] [$         per ADS] [Formula]

COMMISSION/DISCOUNT PAYABLE TO UNDERWRITERS:

      [Pound Sterling........ per Share][$..........per ADS] in Federal
                                                    (same-day) funds

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

      [Same day funds]

ANY "LOCK-UP" PERIOD DURING WHICH SHARES OR SIMILAR SECURITIES MAY NOT BE OFFERED OR SOLD PURSUANT TO SECTION 5(e):

[None]

TIME OF DELIVERY:

.......... a.m. (New York City time), .................., 20..

CLOSING LOCATION:

SETTLEMENT MECHANICS:

NAMES AND ADDRESSES OF REPRESENTATIVES:

      Designated Representatives:

      Address for Notices, etc.:

OTHER TERMS:

                                                                       ANNEX II

     Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been [separately] furnished to the representative or representatives of the Underwriters (the "Representatives"), such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representative(s) [and are attached hereto];

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's interim reports on Form 6-K incorporated by reference into the Prospectus as indicated in their reports thereon copies of which [have been separately furnished to the Representatives] [are attached hereto]; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 8 of the Company's Annual Report on Form 20-F for the most recent fiscal year agrees with the corresponding amounts (after


                                       AII-1
     restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 20-F for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions (if any) with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in an interim report on Form 6-K incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in an interim report on Form 6-K incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially


                                       AII-2
          consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

               (D) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (E) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (D) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


                                       AII-3

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Shares for purposes of the letter delivered at the Time of Delivery for such Designated Shares.


                                       AII-4

                                                                SCHEDULE 7(c)(i)


                         FORM OF OPINION OF U.S. COUNSEL

                         IN CONNECTION WITH SECTION 7(c)

                                                                         [Date]


[To Underwriters]



Ladies and Gentlemen:

         In connection with the several purchases today by you pursuant to the
Pricing Agreement, dated             (which incorporates by reference the
provisions of the Underwriting Agreement attached thereto (the "Underwriting Agreement")), between Vodafone Group Public Limited Company, a public limited company organized under the laws of England and Wales (the "Company"), and you,
of up to         Ordinary Shares, nominal value $0.10 (the "Shares"), of
the Company, directly or in the form of American Depositary Shares ("ADSs"), each representing 10 Shares and evidenced by American Depositary Receipts ("ADRs") issued pursuant to the Deposit Agreement, dated as of October 12, 1988, as amended and restated as of September 29, 1999, among the Company, AirTouch Communications, Inc., The Bank of New York, as depositary (the "Depositary"), and all owners and beneficial owners from time to time of ADRs issued thereunder (the "Deposit Agreement"), we, as United States counsel for the Company, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

     (i) Assuming the Deposit Agreement has been duly authorized, executed and delivered by the Company insofar as the laws of England and Wales are concerned and assuming the Deposit Agreement has been duly authorized, executed and delivered by the Depositary, the Deposit Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, except that the enforceability of the rights to indemnity provided therein may be limited by United States federal or state laws and the public policies underlying these laws;

     (ii) Assuming the Deposit Agreement has been duly authorized, executed and delivered by the Company insofar as the laws of England and Wales are concerned and assuming the Deposit Agreement has been duly authorized, executed and delivered by the Depositary, upon due issuance by the Depositary of ADRs evidencing ADSs being delivered against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement;

     (iii) Assuming the Pricing Agreement has been duly authorized, executed and delivered by the Company insofar as the laws of England and Wales are concerned, it has been duly executed and delivered by the Company;

     (iv) The sale of the Shares by the Company to the Underwriters pursuant to the Pricing Agreement does not, and the performance by the Company of its obligations under the Deposit Agreement will not, violate any Federal law of the United States or the law of the State of New York applicable to the Company; provided, however, that, for the purposes of this paragraph (iv), we express no opinion with respect to Federal or state securities laws, other anti-fraud laws and fraudulent transfer laws; provided, further, that insofar as performance by the Company of its obligations under the Deposit Agreement is concerned, we express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (v) Assuming the validity of such action under the laws of England and Wales, under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 14 of the Underwriting Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to the Pricing Agreement or the transactions contemplated thereby, has validly and irrevocably waived, to the fullest extent that it may effectively do so, any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined therein) as its authorized agent for the purpose described in Section 14 of the Underwriting Agreement and service of process effected on such agent in the manner set forth in Section 14 of the Underwriting Agreement will be effective to confer valid personal jurisdiction over the Company in any such action subject, in each case, to bankruptcy, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (vi) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Designated Shares by the Company to the Underwriters or subscribers procured by such Underwriters have been obtained or made; and

     (vii) The Company is not an "investment company", or a company "controlled" by an "investment company" required to be registered under the United States Investment Company Act of 1940.

     In connection with our opinion set forth in paragraph (v) above, we assume that any such action will be properly brought in a court having jurisdiction over the subject matter, and we are expressing no opinion with respect to the subject matter jurisdiction of any such court. Also, we are expressing no opinion as to whether or under what circumstances such a court might decline to accept jurisdiction over such action on the ground that New York is an inconvenient forum.

     The foregoing opinion is limited to the Federal laws of the United States and the laws of the State of New York and we are expressing no opinion as to the effect of the laws of any other jurisdiction. In rendering the foregoing opinion we have, with your approval, assumed that the Company is a public limited company incorporated under the laws of England and Wales. We note that as to all matters of English law, you have received the opinion, dated the date hereof,
of        , English counsel to the Company, delivered to you pursuant to
Section 7(d) of the Underwriting Agreement and the opinion of        , Group
General Counsel and Company Secretary of the Company, delivered to you pursuant to Section 7(e) of the Underwriting Agreement.

     Also, with your approval, we have relied as to certain matters upon certificates of officers of the Company and upon information obtained from other sources believed by us to be responsible, and we have assumed that the Shares and the ADRs conform to the specimens thereof examined by us, that the ADRs have been duly executed and delivered by the Depositary and registered by the registrar for the ADSs and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

                                           Very truly yours,

                                                              SCHEDULE 7(c)(ii)


                        FORM OF LETTER FROM U.S. COUNSEL

                         IN CONNECTION WITH SECTION 7(c)

                                                                       [Date]


[To Underwriters]



Ladies and Gentlemen:

     This is with reference to the registration under the Securities Act of 1933
(the "Act") and offering of up to      Ordinary Shares, nominal value $0.10 (the
"Shares"), of Vodafone Group Public Limited Company, a public limited company organized under the laws of England and Wales (the "Company"), being offered directly or in the form of American Depositary Shares ("ADSs"), each representing 10 Shares. The Registration Statement was filed on Form F-3 in accordance with procedures of the Securities and Exchange Commission (the "Commission") permitting a delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment or prospectus supplement that provides information relating to the terms of the securities and the manner of their distribution. The Shares have been offered by the prospectus dated December 5, 2003 (the "Basic Prospectus"), as supplemented by the Prospectus
Supplement dated     (the "Prospectus Supplement"), which updates or supplements certain information contained in the Basic Prospectus. The Basic Prospectus does not necessarily contain a current description of the Company's business and affairs since, pursuant to Form F-3, it incorporates by reference certain documents filed with the Commission which contain information as of various dates.

     As United States counsel for the Company, we reviewed the Registration Statement, the Basic Prospectus and the Prospectus Supplement and participated in discussions with your representatives and those of the Company, its independent accountants and its English counsel and those of your United States and English counsel and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder.

     Between the date of the Prospectus Supplement and the time of the delivery of this letter, we participated in further discussions with your representatives and those of the Company, its independent accountants and its English counsel and those of your United States and English counsel during which the contents of certain portions of the Basic Prospectus and Prospectus Supplement and certain related matters were discussed, and reviewed certificates of officers of the Company, legal opinions addressed to you and letters addressed to you from the Company's independent accountants.

     On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law (including the requirements of Form F-3 and the character of the prospectus contemplated thereby) and the experience we have gained through our practice under the Act, we confirm to you that, in our opinion, each part of the Registration Statement, when such part became effective, and the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Shares, to the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Further, nothing that came to our attention in the course of such review has caused us to believe that, insofar as relevant to the offering of the Shares, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, nothing that has come to our attention in the course of the procedures described in the first sentence of the preceding paragraph has caused us to believe that the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date and time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, any Post-Effective Amendment thereto, the Basic Prospectus or the Prospectus Supplement except for those made under the captions "Plan of Distribution" in the Basic Prospectus, "Underwriting" in the Prospectus Supplement and "Description of Vodafone American Depositary Shares" in Amendment No. 3 to the Company's Registration Statement on Form 8-A/A, dated December 5, 2003, which is incorporated by reference in the Registration Statement, insofar as they relate to provisions of the Underwriting Agreement (including the related Pricing Agreement) or the ADS Deposit Agreement therein described and "Taxation - United States Taxation" insofar as they relate to provisions of US Federal tax law therein described. Also, we do not express any opinion or belief as to the financial statements or other financial or statistical data contained in the Registration Statement, any Post-Effective Amendment thereto, the Basic Prospectus or the Prospectus Supplement or as to any statement made by English counsel with respect to English law.

     This letter is furnished by us as United States counsel for the Company to you as Underwriters of the Shares and is solely for your benefit.

                                           Very truly yours,

                                                                  SCHEDULE 7(d)


                       FORM OF OPINION OF ENGLISH COUNSEL


                         IN CONNECTION WITH SECTION 7(d)


                                                   One Silk Street
                                                   London EC2Y 8HQ
                                                   Telephone (44-20) 7456 2000
                                                   Facsimile (44-20) 7456 2222
                                                   Group 4 Fax (44-20) 7374 9318
                                                   DX Box Number 10 CDE


[Names of Underwriters]
([together,] the "UNDERWRITER[S]")]


c/o [Name and Address]


                                                                          [Date]

Dear Sirs


VODAFONE GROUP PLC (THE "COMPANY")
[ISSUE OF [-] ORDINARY SHARES]

1 We have acted as English legal advisers to the Company in connection with a pricing agreement dated [?] between the Company and the Underwriter[s] (the "PRICING AGREEMENT") (which incorporates by reference the provisions of the underwriting agreement attached thereto (the "UNDERWRITING AGREEMENT")) and a Deposit Agreement dated 12 October 1988, as amended and restated as of 29 September 1999 between the Company, Air Touch Communications Inc. (subsequently renamed Vodafone Americas Inc.), The Bank of New York, as depositary (the "DEPOSITARY") and all owners and beneficial owners from time to time of ADRs issued thereunder and evidencing ADSs (the "DEPOSIT AGREEMENT") (together, the "AGREEMENTS") in connection with the issue of certain of its ordinary shares of par value $0.10 each (the "SHARES") and have taken instructions solely from the Company. Terms defined in the Agreements have the same meaning in this opinion.

2 This opinion is limited to English law as applied by the English courts and is given on the basis that it will be governed by and construed in accordance with English law. In particular we express no opinion on matters of federal law of the United States or the laws of any State of the United States or the laws of any other jurisdiction.

3 For the purpose of this opinion, we have examined the documents listed in the Schedule to this letter. We have assumed that the Agreements are within the capacity and powers of, and have been validly authorised by and are binding upon, each of the respective parties thereto (other than the Company) and that those documents have been or will be validly executed and delivered by the relevant parties (other than the Company), that each of the Agreements is valid and binding on each party (including the Company) under the law to which it is expressed to be subject where that is not English law and that words and phrases used in those documents have the same meaning and effect as they would if those documents were governed by English law.

     We have further assumed that:


A list of the names of the partners and their professional qualifications is open to inspection at the above office. The partners are solicitors, registered foreign lawyers or registered European lawyers. The firm is regulated by the Law Society.

Please refer to www.linklaters.com/regulation for important information on the regulatory position of the firm.

3.1 all documents furnished to us as copies are genuine, authentic and complete and conform to the original documents of which they are copies and the genuineness of all signatures thereon or on the original thereof

3.2 the Minutes and other corporate documents are a true and complete record of the proceedings described therein and the resolutions set out in the Minutes remain in full force and effect without modification

3.3 applicable provisions of the Financial Services and Markets Act 2000 and any secondary legislation made under it with respect to anything done by the Underwriter[s] in relation to the Shares in, from or otherwise involving the United Kingdom (including Sections 19 (carrying on a regulated activity) and 21 (financial promotion)) and (where applicable) the requirements of any regulatory authority in the United Kingdom to whose supervision each of them is subject will have been complied with and

3.4 each of the Agreements has been executed by the person(s) duly authorised to do so in the Minutes.

4    In our opinion:

4.1 The Company is a public limited company duly incorporated in England and Wales under the Companies Act 1985.

4.2 The Company has corporate power to enter into and to perform its obligations under the Agreements. The Company has taken all necessary corporate action to authorise the execution, delivery and performance of the Agreements and the Company has validly executed and delivered the Agreements. There is no reason insofar as English law is concerned why the obligations assumed by the Company under the Agreements are not valid and binding obligations of the Company.

4.3 The results of a search at Companies House in London on [Date] revealed no order or resolution for the winding-up of the Company and no appointment of a liquidator, receiver, administrative receiver or administrator. It should be noted that such searches are not capable of revealing definitively whether or not a petition for winding-up or administration has been presented in a County Court or District Registry or in the High Courts of Justice, and that a notice of a winding-up order or administration order made or winding-up resolution passed, or the appointment of a liquidator, receiver, administrative receiver or administrator may not be filed at Companies House immediately.

4.4 The Shares have been validly authorised and will, at the time of delivery, be validly issued and fully paid and will not be subject to further calls or contribution.

4.5 The deposit of the Shares by the Company in accordance with the Deposit Agreement has been validly authorised by the Company.

4.6 The submission to jurisdiction and appointment of an agent for the service of process contained in the Agreements is valid under English law as currently in force and under current practice of the English courts at the date hereof; and any final and conclusive judgment of any state or federal court in the City and State of New York in respect of any legal suit, action or proceedings brought to enforce any liability of the Company under any Agreement in any such action or proceeding against the Company (a "UNITED STATES JUDGMENT") would be capable of being enforced by fresh proceedings in an English court against the Company without the necessity for a re-trial or re-examination of the matters thereby adjudicated:

4.6.1 unless

     (i) the English court is not satisfied, in accordance with its own conflict of law principles, that the foreign court had jurisdiction over the Company (the English court will normally be so satisfied if the Company has freely submitted to the jurisdiction of the foreign court);

     (ii)  the judgment is not for a specific sum of money;

     (iii) the judgment was not final and conclusive;

     (iv)  the judgment was obtained by fraud or misrepresentation;

     (v) enforcement of the judgment would be contrary to English public policy or if the proceedings in which the judgment was obtained were contrary to natural justice; or

     (vi)  the proceedings were of a revenue or penal nature; and

4.6.2 provided that:

     (i) execution of an English judgment based on a judgment of a New York Court may be stayed if the New York Court's judgment is the subject of a pending appeal or the judgment debtor is entitled to and intends to appeal against the judgment;

     (ii) in any proceedings to enforce in an English court a foreign judgment (including a United States Judgment), it is open to the defendant to raise any counterclaim that he could have brought if the action had originally been brought in England unless the subject of the counterclaim was in issue and decided in the foreign proceedings; and

     (iii) (by virtue of the Protection of Trading Interests Act 1980, a judgment for multiple damages will not be enforceable and (ii) under the Protection of Trading Interests Act 1980, United Kingdom citizens, corporations and other persons carrying on business in the United Kingdom may recover sums paid under foreign judgments for multiple damages in excess of the compensation for the loss of the person in whose favour the judgment was given.

4.7 The issue by the Company of the Shares and the compliance by the Company with the Agreements and the consummation of the transactions therein contemplated will not conflict with or result in any violation or breach by the Company of any provision of English law or of the Memorandum and Articles of Association of the Company.

4.8 Except as disclosed in the Prospectus, (i) no United Kingdom stamp duty or stamp duty reserve tax is payable in connection with the issue and offering of the Shares or the ADSs and (ii) subject to the qualifications and limitations set out in the Prospectus, no United Kingdom taxes, levies or imposts are, as a matter of English law, required to be deducted or withheld from any payment by the Company to the Depositary (as holder of the Shares underlying the ADSs) in respect of the Shares. We have not been asked to, and we do not, express any opinion as to any other taxation (including Value Added Tax) which will or may arise as a result of any transaction effected in connection with the issue or offering of the Shares.

4.9 Except as disclosed in the Prospectus there are no approvals, orders, registration, filing or similar formalities required by, or imposed in the United Kingdom upon, the Company in relation to the issue or offering of the Shares or the performance by the Company of its obligations under the Agreements, provided that offers and sales of the Shares in the United Kingdom by the Company or the Underwriter[s] (or any person acting on [its/their] behalf) are made only to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (whether as principal or agent) for the purposes of their businesses or in circumstances which do not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulation 1995.

4.10 The Registration Statement on Form F-3 and the filing of such Registration Statement with the SEC have been duly authorised by the Company.

4.11 Each of (i) a holder of Shares (in relation to the rights conferred by such Shares) and (ii) the Underwriter[s] in respect of the Pricing Agreement is entitled to sue as claimant in the English courts for the enforcement of its respective rights against the Company. The Company is not entitled to any special immunity from proceedings in England with respect to the Agreements or the Shares. The Underwriter[s] could commence proceedings in an English court of competent jurisdiction against the Company in connection with the Agreements and such English court would accept jurisdiction in respect of any such proceedings unless the Company objected to the bringing of those proceedings on the grounds of forum non conveniens and the court upheld that objection. The English courts will recognise and give effect to the choice of the laws of the State of New York as the governing law of the Agreements. Accordingly, under the principles of English conflicts of laws the existence and validity of the contract, and any term thereof, between the parties is a matter of New York law.

4.12 The statements contained in the Prospectus relating to enforceability of judgments, insofar as such statements describe legal matters, documents or proceedings under the laws of England, are statements which are accurate in all material respects; and the statements contained in the Prospectus under the caption "Taxation - United Kingdom Taxation - Shares" and the statements contained in the "Description of Vodafone Ordinary Shares" in Amendment No. 3 to the Company's Registration Statement on Form 8-A/A dated 5 December 2003 incorporated by reference in the Prospectus are accurate in all material respects (and insofar as such statements describe Inland Revenue practice correctly reflect our understanding of such practice)..

5    This opinion is subject to the following qualifications:

5.1 Any certificate, determination, notification, opinion, minute or the like might be held by the English courts not to be conclusive if it could be shown to have an unreasonable or arbitrary basis or in the event of manifest error despite any provision in the Agreements to the contrary.

5.2 So far as they relate to United Kingdom stamp duties, any undertakings and indemnities given by the Company may be void under section 117 of the Stamp Act 1891.

5.3 Any term of an agreement may be amended orally by the parties despite any provision to the contrary in any of the Agreements.

5.4 Interest may not be recoverable if it amounts to a penalty under English law.

6 This opinion is addressed to you solely for your benefit and solely in connection with the issue of the Shares. It is not to be transmitted to anyone else nor is it to be relied upon by anyone else or for any other purpose or quoted or referred to in any public document or filed with anyone without our express consent.


Yours faithfully

Linklaters

                                    SCHEDULE

1    A signed copy of the Agreements.

2 A certified copy of the Memorandum and Articles of Association of the Company.

3 A certified copy of an extract of the Minutes of a Meeting of the Board of Directors of the Company held on [-] and a certified copy of an extract of the Minutes of a Meeting of a Committee of the Board of Directors of the Company held on [-] (together, the "MINUTES").

4 A certified copy of certain resolutions passed at the Annual General Meeting of the shareholders of the Company held on [-].

                                                                 SCHEDULE 7(e)


            FORM OF OPINION OF VODAFONE GENERAL COUNSEL AND SECRETARY

                         IN CONNECTION WITH SECTION 7(e)

                                                                        [Date]


[To Underwriters]



Dear Sirs:

     I am the Group General Counsel and Company Secretary of Vodafone Group Plc, a company incorporated under the laws of England and Wales (the "Issuer"), and have provided legal advice and assistance to the Issuer in connection with the issue and sale by the Issuer pursuant to the Pricing Agreement dated (which incorporates by reference the provisions of the Underwriting Agreement attached thereto (the "Underwriting Agreement")), between the Issuer and you, of up to Ordinary Shares, nominal value $0.10 (the "Shares"), of the Issuer. The Shares have been offered in the United States directly or in the form of American Depositary Shares, each representing 10 Shares and evidenced by American Depositary Receipts ("ADRs") issued pursuant to the Deposit Agreement, dated as of October 12, 1988, as amended and restated as of September 29, 1999, among the Issuer, AirTouch Communications, Inc., The Bank of New York, as depositary, and all owners and beneficial owners from time to time of ADRs issued thereunder (the "Deposit Agreement"), by the Prospectus dated December 5, 2003, as amended or supplemented by the Prospectus Supplement, dated (the "Prospectus").

     I have examined such corporate records, certificates and other documents as I have considered necessary or appropriate for the purposes of this opinion. In such examination, the genuineness of all signatures of all parties (other than the Issuer) on all documents and the conformity with original documents of all copies submitted to me has been assumed. I have further assumed that such documents are within the capacity and powers of, and have been duly authorised, executed and delivered by, and are valid and binding upon, each party other than the Issuer under New York law to the extent such documents are governed by New York law.

     In giving this opinion, I have made no investigation of laws of any country other than the laws of England and Wales and my opinion is confined to matters of English law as applied by the English courts. My opinion is given on the understanding that it will be governed by and construed in accordance with English law.

     On the basis of the foregoing, having regard to such legal considerations as I deem relevant, I am of the opinion that, insofar as the present laws of England and Wales are concerned:

(1) The Issuer is duly incorporated as a public limited company under the laws of England and Wales and has the power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, as amended or supplemented;

(2) The Issuer has an authorised ordinary share capital as set forth in the Prospectus, as amended or supplemented, and all of the issued shares of capital stock of the Issuer (including the Shares, subject to admission of the Shares to listing) have been duly and validly authorised and issued and are fully paid and non-assessable;

(3) To the best of my knowledge and other than as set forth in the Prospectus, as amended or supplemented, there are no legal or governmental proceedings pending to which the Issuer or any of its subsidiaries is a party or of which any property of the Issuer or any of its subsidiaries is the subject which, if determined adversely to the Issuer or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current consolidated financial position or results of operations of the Issuer and its subsidiaries taken as a whole; and, to the best of my knowledge, no such proceedings are threatened or contemplated;

(4) The Issuer is not in violation of its Memorandum and Articles of Association or other constituent documents and, to the best of my knowledge, neither the Issuer nor any of its subsidiaries is in material default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its material properties or assets is subject, in each case except for conflicts, breaches, defaults or violations which would not affect the validity or enforceability of the Shares or have a material effect on the consolidated financial condition or results of operations of the Issuer and its subsidiaries, taken as a whole;

(5) The issue and sale of the Shares and the compliance by the Issuer with all of the provisions of the Pricing Agreement and the Deposit Agreement, and the consummation of the transactions therein contemplated will not, to the best of my knowledge, conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the material property or assets of the Issuer is subject; and

(6) The Issuer and each of its material subsidiaries have all material telecommunications licenses necessary to conduct their businesses as described in the Prospectus, as amended or supplemented.

Yours faithfully,